UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 Current Report



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 16, 2004


                              IONICS, INCORPORATED
             (Exact name of registrant as specified in its charter)


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

               Massachusetts                                1-7211                            04-2068530
          (State of incorporation)                 (Commission File Number)          (IRS Employer Identification
                                                                                                Number)

       65 Grove Street, Watertown, MA                       02472                            617-926-2500
  (Address of principal executive offices)                (Zip Code)                (Registrant's telephone number,
                                                                                         including area code)
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

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On August 16, 2004 the Audit Committee of the Board of Directors of Ionics, Incorporated (the "Company") dismissed PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm, and engaged KPMG LLP as the Company's new independent registered public accounting firm for the year ending December 31, 2004. KPMG LLP had served as the independent accountants for Ecolochem, Inc. and its affiliated companies, which were acquired by the Company on February 13, 2004.

The reports issued by PricewaterhouseCoopers LLP on the consolidated financial statements of the Company as of and for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the two years ended December 31, 2003 and 2002 and during the interim period from January 1, 2004 to August 16, 2004, there have been no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PricewaterhouseCoopers LLP's satisfaction, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreements in its reports on the Company's consolidated financial statements for such years.

During the two years ended December 31, 2003 and 2002 and during the interim period from January 1, 2004 to August 16, 2004, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except that in connection with the audit of the Company's consolidated financial statements for the fiscal year ended December 31, 2002, PricewaterhouseCoopers LLP identified certain matters representing material weaknesses in the Company's internal controls over financial reporting and discussed these matters with the Audit Committee. These material weaknesses were disclosed in Item 14 of the Company's Annual Report on Form 10-K for 2002. The Company took a number of corrective actions to address these matters in 2003.

The Company has authorized PricewaterhouseCoopers LLP to respond fully to the inquiries of KPMG LLP concerning any matters discussed above. The Company has provided PricewaterhouseCoopers LLP with a copy of the above statements. The Company has requested PricewaterhouseCoopers LLP to furnish a letter addressed to the Securities and Exchange Commission stating whether PricewaterhouseCoopers LLP agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter from PricewaterhouseCoopers LLP, dated August 18, 2004, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

During the Company's two most recent fiscal years and through the date of this Form 8-K, the Company has not consulted with KPMG LLP with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         16.1 Letter dated August 18, 2004 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission

         99.1     Press Release dated August 18, 2004



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 18, 2004                      IONICS, INCORPORATED
                                            (Registrant)


                                            By: /s/Daniel M. Kuzmak
                                                -----------------------
                                                 Daniel M. Kuzmak
                                                 Chief Financial Officer



                                  EXHIBIT INDEX

Exhibit Number         Description
--------------         -----------

   16.1 Letter dated August 18, 2004 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission

   99.1                Press Release dated August 18, 2004

                                                                   Exhibit 16.1


August 18, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by Ionics, Incorporated (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated August 16, 2004. We agree with the statements concerning our Firm in such Form 8-K.


Very truly yours,



/s/ PRICEWATERHOUSECOOPERS LLP
------------------------------
PricewaterhouseCoopers LLP

                                                                   Exhibit 99.1

             IONICS, INCORPORATED APPOINTS NEW INDEPENDENT AUDITORS


Watertown, MA, August 18, 2004 . . . Ionics, Incorporated (NYSE-ION) announced today that it was changing its independent auditors from PricewaterhouseCoopers LLP ("PWC") to KPMG LLP ("KPMG").

Douglas R. Brown, Ionics' Chief Executive Officer, stated, "When Ionics acquired Ecolochem earlier this year, we undertook an evaluation of the service capabilities of both PWC, our existing auditor, and KPMG, who had been Ecolochem's auditor for nearly 19 years. Clearly, PWC and its predecessor Coopers & Lybrand have provided Ionics with many years of dedicated and highly professional service. However, after a thorough review, we concluded that KPMG's experience and capabilities would better serve Ionics' long-term needs. Having been Ecolochem's independent auditors for so long, they clearly understand the water services model we are trying to build. We look forward to creating as successful a relationship with KPMG as we have had with PWC."

Doug Brown further stated, "We take the decision to change our independent auditors very seriously. Ultimately, we believe switching to KPMG is in the Company's and our shareholders' best interests."

KPMG will serve as Ionics' independent auditors for the fiscal year ending December 31, 2004.


About Ionics, Inc.
Ionics is a global leader in water purification and wastewater treatment. The Company has over 50 years of experience in the design, installation, operation and maintenance of water and wastewater treatment systems and is a leading provider of emergency and long-term water treatment services. More membrane-based desalination systems have been designed and built by Ionics than any other supplier worldwide. Ionics is also a leader in supplying zero-liquid-discharge systems, in providing ultrapure water systems for the power and microelectronics industries, and in the measurement and analysis of water impurities. The Company also supplies Point-of-Use and Point-of-Entry water treatment systems for commercial and residential applications. For more information, visit www.ionics.com.



                                                               # # # # #


For more information, contact:
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
John F. Curtis                                                        Daniel M. Kuzmak
Vice President, Strategy and Operations, Treasurer                    Vice President, Chief Financial Officer
Ionics, Incorporated                                                  Ionics, Incorporated
Tel: (617) 673-4403                                                   Tel: (617) 673-4350
jcurtis@ionics.com                                                    dkuzmak@ionics.com

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